Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of December 12, 2014 (this “Amendment”), by and between ACRC LENDER W LLC and ACRC LENDER W TRS LLC, each a Delaware limited liability company (collectively, “Seller”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of December 20, 2013 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of May 29, 2014, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Sellers and Buyer have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Sellers have further agreed to make the acknowledgments set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

SECTION 1.                                     Amendments to Repurchase Agreement.

(a)                                 The defined terms, “Funding Period” “Initial Facility Termination Date”, “Maximum Amount”, “Pricing Period” and “Pricing Rate Reset Date”, each as set forth in ARTICLE 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Funding Period”:  The period from the Original Closing Date to and including the Initial Facility Termination Date.

“Initial Facility Termination Date”: December 14, 2015.

“Maximum Amount”:  $225,000,000, which Maximum Amount shall not be increased by any Future Funding Transaction or reduced upon the repurchase of any Purchased Assets; provided, that on and after the Initial Facility Termination Date, the Maximum Amount on any date shall be the aggregate Purchase Price outstanding for all Transactions as of such date, as such amount declines over the term hereof as Purchased Assets are repurchased and Margin Deficits are satisfied.

“Pricing Period”:  For any Purchased Asset, (a) in the case of the first Remittance Date, the period from the Purchase Date for such Purchased Asset to but excluding such Remittance Date, (b) in the case of any subsequent Remittance Date through and including the Remittance Date occurring on November 18, 2014, the one-month period commencing on and including the prior Remittance Date and ending on but excluding such Remittance Date, and (c) in the case of any subsequent Remittance Date from and after December 18, 2014, the one-month period commencing on the fifteenth (15th) calendar day of the month preceding the month of the applicable Remittance Date to and including the fourteenth (14th) calendar day of the following month; provided, that no Pricing Period for a Purchased Asset shall end after the Repurchase Date for such Purchased Asset.

“Pricing Rate Reset Date”:  (a) In the case of the first Pricing Period for any Purchased Asset, the Purchase Date for such Purchased Asset, and (b) in the case of any subsequent Pricing Period, the date that is two (2) Business Days immediately preceding the fifteenth (15th) calendar day of each calendar month, or on any other date as determined by Buyer and communicated to the related Seller.  The failure to communicate shall not impair Buyer’s decision to reset the Pricing Rate on any date.

(b)                                 The word “initial”, as set forth in the second line of Section 3.04(c) of the Repurchase Agreement, is hereby replaced with the word “Initial”.

SECTION 2.                                     Conditions Precedent.  This Amendment and its provisions shall become effective on the latter to occur of (i) the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Sellers and Buyer and (ii) Sellers’ delivery of a fully-executed Amendment No. 1 to Amended and Restated Fee and Pricing Letter, dated as of the date hereof, by and between Sellers and Buyer, together with payment of the extension fee referred to therein (the “Amendment Effective Date”).

SECTION 3.                                     Representations, Warranties and Covenants.  Each Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) each Seller is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing.  Each Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4.                                     Acknowledgements.  Each Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 5.                                     Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, (x) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” and the “Amended and Restated Repurchase Agreement” in any of the Repurchase Documents, shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6.                                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7.                                     Expenses.  Each Seller agrees to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 8.                                     GOVERNING LAW.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS:

ACRC LENDER W LLC, a Delaware limited liability company

By:	/s/ Thomas A. Jaekel
Name: Thomas A. Jaekel
Title: Vice President

ACRC LENDER W TRS LLC, a Delaware limited liability company

By:	/s/ Thomas A. Jaekel
Name: Thomas A. Jaekel
Title: Vice President

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ John Nelson
Name: John Nelson
Title: Vice President